Exhibit 99.1

Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title
18, United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), the undersigned officer of E-LOAN, Inc., a Delaware corporation (the "Company"), does hereby certify that:

The Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2002

/s/Christian A. Larsen
Christian A. Larsen
Chairman and Chief Executive Officer